UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2009

Mercari Communications Group, Ltd.
(Exact name of registrant as specified in its charter)

Colorado	000-17284	84-1085935
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number

135 Fifth Avenue 10th Floor, New York, New York 10010
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 739-7700

2525 East Cedar Avenue Denver, Colorado 80209
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K
MERCARI COMMUNICATIONS GROUP, LTD.
TABLE OF CONTENTS

Item	Page
Item 1.01. Entry into a Material Definitive Agreement.	3

Item 3.02. Unregistered Sale of Equity Securities.	3

Item 5.01. Changes in Control of Registrant.	4

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.	4

Item 9.01. Financial Statements and Exhibits.	6

Section 1.  Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement

On November 9, 2009, Mercari Communications Group, Ltd. (the “Company,” “Mercari,” “we,” “us” and “our”) entered into and closed a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Diversified Private Equity Corporation, a privately-held Delaware corporation (“DPEC”), and Kanouff, LLC (“KLLC”) and Underwood Family Partners, Ltd. (“Partnership”), the two entities which, immediately prior to closing, were the majority shareholders of the Company and which are controlled by the officers and directors of the Company, which resulted in a change in control of the Company (the “Stock Purchase”).  In connection with the Stock Purchase, DPEC purchased, and the Company sold, an aggregate of 43,822,001 shares of Common Stock for a purchase price of $43,822, or $0.001 per share.  In addition, DPEC purchased 200 shares of Common Stock from KLLC and 200 shares of Common Stock from Partnership for a purchase price of $180,000 payable to each selling shareholder, of which $105,000 was paid at closing and $75,000 was previously paid in connection with a letter of intent and related amendments.

The Stock Purchase Agreement contains post-closing covenants whereby Mercari and DPEC agree to utilize their commercially reasonable efforts to cause Mercari to (i) remain a Section 12(g) reporting company in compliance with and current in its reporting requirements under the Exchange Act; and (ii) cause all of the assets and business or equity interest of DPEC, its subsidiaries and affiliated companies to be transferred to Mercari and, in connection with such transactions, cause Mercari’s stock to be distributed by DPEC to DPEC’s stockholders and the holders of equity interests in the affiliated companies (“Reorganization Transaction”).  In connection with and contemporaneously with the Reorganization Transaction, it is anticipated that Mercari and/or DPEC will seek to obtain at least $10 million in gross proceeds from a financing (the “Financing”).  If the gross proceeds from the Financing exceed $15 million at the time of the last closing of such financing, Mercari will issue additional shares of Common Stock to DPEC at a purchase price of $.001 per share as follows:  (i) 18,164,560 additional shares if the amount of the Financing is at least $15 million and less than $20 million; or (ii) 34,058,550 additional shares if the amount of the Financing is $20 million or more.  After consummation of the Financing, Mercari will seek to register for resale all of the shares issued in the Financing and shares of Common Stock issued by Mercari from and after December 1, 2001 and prior to the date of the Stock Purchase Agreement.  Mercari will use its commercially reasonable efforts to file the registration statement within 60 days after consummation of the Reorganization Transaction (“Filing Date”) and to have the registration statement become effective within 180 days after the Filing Date.  If the SEC requires Mercari to reduce the number of shares included under such registration statement, any such reduction will first be made from the shares issued in the Financing.  The post-closing obligations of DPEC and Mercari discussed herein are contingent upon DPEC’s good faith determination that, after taking commercially reasonable efforts, the transactions are feasible.  Such determination shall take into account all relevant material factors, including without limitation, then-current economic, financial and market conditions.

Upon closing of the Stock Purchase, Mercari experienced a change in control and a change in all the members of the Board of Directors and executive officers as set forth below in Item 5.01 and 5.02 of this report.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement which is included as Exhibit 10.1 and is incorporated herein by reference.

THIS REPORT ON FORM 8-K IS NOT AN OFFER OF SECURITIES FOR SALE.  ANY SECURITIES ISSUED IN THE FINANCING DESCRIBED HEREIN WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

Section 3.  Securities and Trading Markets

Item 3.02  Unregistered Sales of Equity Securities

On November 9, 2009, pursuant to the Stock Purchase Agreement described above, Mercari offered and sold 43,822,001 shares of its common stock to DPEC.  Additionally, DPEC acquired 200 shares from KLLC and 200 shares from Partnership.  As set forth above, DPEC purchased the shares from the Company for a purchase price of $0.001 per share, or $43,822, and purchased 200 shares each from KLLC and Partnership for $180,000 payable to each selling shareholder.  With respect to the purchase price paid to each selling shareholder, DPEC paid $105,000 to each at closing and applied $75,000 that had previously been paid to each selling shareholder in connection with a letter of intent and related amendments, against the purchase price for the shares.  DPEC used its working capital to make the acquisition of the shares.  As set forth in Item 1.01 of this report, the Stock Purchase Agreement contains post-closing covenants that provide for the future issuance of additional shares of Common Stock to DPEC in connection with a contemplated reorganization transaction, and contemporaneous financing, that may occur in the future.

The offer and sale by the Company of the common stock to DPEC was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof.  The Company made this determination based on the representations of DPEC which included, in pertinent part, that DPEC was an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, that DPEC was acquiring the common stock for investment purposes for its own account and not as nominee or agent, and not with a view to the resale or distribution thereof, and that DPEC understood that the common stock may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Section 5.  Corporate Governance and Management

Item 5.01  Changes in Control of Registrant

Reference is made to the disclosure set forth under Items 1.01, 3.02 and 5.02 of this report, which disclosure is incorporated herein by reference.

The authorized capital stock of the Company consists of 950,000,000 shares of common stock, par value $0.00001 per share and 20,000,000 shares of preferred stock, par value $0.001 per share.  As of November 9, 2009, there were 1,589,399 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding.  Immediately following the closing of the Stock Purchase Agreement, there were 45,411,400 shares of common stock issued and outstanding.  Immediately following the closing of the Stock Purchase Agreement, DPEC owned an aggregate of 43,822,401 shares of the Company’s common stock out of the total of 45,411,400 shares of common stock issued and outstanding at the closing, or approximately 96.5% of the Company’s issued and outstanding shares.

Pursuant to the Stock Purchase Agreement, we made the following changes to our Board of Directors and executive officers:

•
Immediately prior to the consummation of the Stock Purchase, we increased the size of our Board of Directors from two to five, and L. Michael Underwood and John P. Kanouff, our current directors, appointed Scott L. Mathis, Julian Beale and Peter Lawrence, as directors of the Company, effective at the closing.  After such new directors were appointed, Messrs. Underwood and Kanouff resigned as members of our Board of Directors.

•
Mr. Underwood resigned as President and Mr. Kanouff resigned as Secretary and Treasurer, and our Board of Directors appointed Scott L. Mathis as Chief Executive Officer and President, Ronald S. Robbins as Executive Vice President and Chief Operating Officer, and Tim Holderbaum as Executive Vice President, Chief Financial Officer, Treasurer and Secretary.

Information required by Item 5.01(a)(8) of Form 8-K was previously reported in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2009 and Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2009, and is incorporated herein by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Reference is made to the disclosure set forth under Items 1.01, 3.02 and 5.01 of this report, which disclosure is incorporated herein by reference.

Effective as of the closing of the Stock Purchase Agreement, Messrs. Kanouff and Underwood, the existing officers and directors of the Company, resigned, and the following officers and directors were appointed:

Name	Age	Position

Scott L. Mathis	47	Chief Executive Officer, President and Chairman of the Board
Ronald S. Robbins	68	Executive Vice President and Chief Operating Officer
Tim Holderbaum	36	Executive Vice President, Chief Financial Officer, Treasurer and Secretary
Julian Beale	74	Director
Peter Lawrence	75	Director

Scott L. Mathis.  Mr. Mathis is currently the Chief Executive Officer, President, Treasurer, Secretary and Chairman of the Board of DPEC.  Immediately before launching DPEC in 1999, Mr. Mathis worked as a registered representative for National Securities Corporation from July 1998 to June 2000, and before that The Boston Group, L.P. from August 1995 to July 1998.  Mr. Mathis’ prior experience in investments and management is extensive.  He has been a partner at Oppenheimer and Company and a Senior Vice President and member of the Directors Council at Lehman Brothers.  Mr. Mathis also worked with Alex. Brown & Sons and was responsible for the management of the Palm Beach, Florida office of Gruntal and Company, Inc.  He began his career as a financial consultant and broker with Merrill Lynch.  Mr. Mathis received a Bachelor of Science degree in Business Management from Mississippi State University.  Mr. Mathis also serves on the Boards of Directors of The Vaccine Company and AmpliMed Corp.

Ronald S. Robbins.  Mr. Robbins currently serves as Executive Vice President and Chief Operating Officer of DPEC and has been with the firm since 2001.  From June 1999 to April 2001, he served as Senior Managing Director of Josephthal & Co., Inc.  From June 1995 to August 2001, he was a partner in the firm Redeker, Robbins & Webber.  Prior to that, his 39 years in the financial services industry included: Chairman and CEO, Liberty Securities Corporation; President, Liberty Financial Bank Group; President, SunAmerica Capital Services; Executive Vice President, SunAmerica Asset Management; and Senior Vice President, Monarch Financial Services.  He has also served in consulting relationships with various major firms.  Mr. Robbins received a Bachelor of Science in Journalism/Communications from Temple University.

Tim Holderbaum.  Mr. Holderbaum currently serves as Executive Vice President and Chief Financial Officer of DPEC and has been with DPEC since July 2001.  He is responsible for the operational and financial aspects of DPEC and InvestBio, including day-to-day operations, filings, accounting and auditing, and the operational management and structuring of InvestBio’s investment partnerships.  He also presently serves as the Financial and Operations Principal of DPEC Capital, Inc. and Managing Director and Co-founder of InvestProperty Group, LLC.  Prior to joining DPEC, Mr. Holderbaum was the Director of International Affairs for Impact Media, Ltd. where he coordinated and managed several focused special-advertising sections for various international markets.  His career began at Burmah Oil in Hamburg, Germany where his responsibilities involved the forecasting and budgeting for 13 Central and Eastern European countries.  Mr. Holderbaum attended Northwood University where he received a Bachelor of Business Administration degree.

Julian Beale.  Since 1996, Mr. Beale has managed his own investments, which include listed “blue chip” shares, numerous speculative stocks, and real estate.  After 14 years in engineering and after forming a plastics processing company that he built to employ more than 200 people, Mr. Beale has since the early 1970’s been involved in consulting and investing.  In 1977, he was part of a consortium that purchased what became the Moonie Oil Company, a resources corporation that had interests in petroleum production.  In 1984, he entered Federal Parliament (Australia). During 11 years in politics, he held many Shadow Minister portfolios (i.e., cabinet level position with minority party).  He has a B.E. degree from Sydney University, Australia and an MBA from Harvard University.

Peter Lawrence.  Mr. Lawrence served as the Chairman of Associated British Industries plc, a company that manufactured car engine and aviation jointing and sealants for both, original equipment manufacturers and after-markets, specialty waxes and anti-corrosion coatings for the automotive tire and plastics industries.  The company was acquired for £40 million by AlliedSignal Corp in 1995.  Mr. Lawrence has also serves as a director of the Close Beacon Fund OEIC since its founding in 1994.  Beacon invests in small and recently floated companies on the Alternative Investment Market of the London Stock Exchange.  Over the last several years, Mr. Lawrence has participated in numerous start-up and entrepreneurial ventures, both as an investor and as a member of the companies’ Board of Directors or Board of Advisors.  Mr. Lawrence received a B.A. in Modern History from Oxford University where he graduated with honors.

There are no family relationships among any of our newly appointed officers and directors and, otherwise than in connection with the Stock Purchase Agreement and related transactions, such individuals have no material relationships or reportable transactions with Mercari under Item 404(a) of Regulation S-K.

As of the date of this report, Mercari does not compensate any of its officers and directors for their service and has not entered into any compensatory arrangements in connection with the Stock Purchase Agreement or the appointment of the new officers and directors.

Section 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Stock Purchase Agreement by and among Diversified Private Equity Corporation and Mercari Communications Group, Ltd. and Kanouff, LLC and Underwood Family Partners, Ltd., dated November 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCARI COMMUNICATIONS GROUP, LTD.

Dated: November 10, 2009	By: /s/ Scott L. Mathis
Scott L. Mathis
Chief Executive Officer, President and Chairman of the Board

MERCARI COMMUNICATIONS GROUP, LTD.
EXHIBIT INDEX

Exhibit No.	Description

10.1	Stock Purchase Agreement by and among Diversified Private Equity Corporation and Mercari Communications Group, Ltd. and Kanouff, LLC and Underwood Family Partners, Ltd., dated November 9, 2009.